Exhibit 99.2

Howard Weil New Orleans, Louisiana April 4, 2007

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All such statements, other than statements of historical fact, are statements that could be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any projections of revenue, gross margin, expenses, earnings or losses from operations, or other financial items; future production volumes, results of exploration, exploitation, development, acquisition and operations expenditures, and prospective reserve levels of property or wells; any statements of the plans, strategies and objectives of management for future operations; any statement concerning developments, performance or industry rankings relating to services; and any statements of assumptions underlying any of the foregoing. Although Helix believes that the expectations reflected in these forward-looking statements are reasonable, they do involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. The risks, uncertainties and assumptions referred to above include the performance of contracts by suppliers, customers and partners; employee management issues; complexities of global political and economic developments, geologic risks and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including the Company's Annual Report on Form 10-K for the year ending December 31, 2006 and subsequent quarterly reports on Form 10-Q. You should not place undue reliance on these forward-looking statements which speak only as of the date of this press release and presentation. We assume no obligation or duty and do not intend to update these forward- looking statements except as required by the securities laws. The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves but also other categories of reserves that the SEC's guidelines strictly prohibit the Company from including in filings with the SEC. Investors are urged to consider closely the disclosure in the Company's Annual Report on Form 10-K for the year ending December 31, 2006, which was filed on March 1, 2007.

Helix Strategy Contracting Services Oil & Gas Financial Information Appendix Presentation Outline H E L I X E N E R G Y S O L U T I O N S

Helix Strategy H E L I X E N E R G Y S O L U T I O N S

Two Stranded Strategy Reservoir & Well Tech Services Drilling Production Facilities Construction Well Ops External Market Internal Market = Reduced Cyclicality Steady Growth And Superior Financial Returns 'Marginal' Field Focus Niche Assets & Services Lower Life Cycle Costs Backlog At Market Rates Oil & Gas Production Contracting Services & 'Cost Reduction' Focus

Near Term Strategic Initiatives

Grow Earnings by at least 25% Per Year for next three years, maintaining debt within manageable levels[1]

Key Steps

- Continue to Add Capacity to Key Contracting Services
- Generate Prospects and Focus Exploration Drilling on:
  - Low Risk Shallow Water Program
  - Deepwater Prospects which can be Drilled with Q4000
- Convert PUDs to PDPs
- Monetize Services and Assets Which do not Minimize F&D Costs
- Continue to Expand Model Internationally

[1]Debt/Book Cap <50%, Debt / EBITDAX < 2.5X

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HELIX ENERGY SOLUTIONS

Contracting Services H E L I X E N E R G Y S O L U T I O N S

Contracting Services: Focus on Exploitation Cost Reductions

Reservoir & Well Technology	Drilling/Completion	Production Facilities	Construction	Well Ops
				
Key Assets				
160 + Engineers	*Q4000*	Mobile Production Units	*Intrepid* *Express* *Caesar* ROVs	*Q4000* *Seawell* ROVs
Value Creating Methodologies				
Reservoir Management	**Slimbore Wells**	**Re-Deployment of Floater**	**Pipe Burial**	**Non Drill Rig Intervention**

'Full cycle cost can be reduced by at least 20% compared to conventional approaches'

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HELIX ENERGY SOLUTIONS

Organic Growth via Service Asset Additions

	Reservoir Technology	Drilling/Completion	Production Facilities	Construction	Well Ops
					
Current Assets	160 + Engineers	*Q4000*	*Marco Polo* (50%) Independence Hub (20%)	Pipelay *Intrepid* *Express* ROV 25 ROVs 4 Trenchers 4 Charter Vessels Cal Dive (73%) (Shelf Construction)	*Q4000* *Seawell* Mobile SIL
Planned Additions	As market dictates	*Q4000* Drilling Upgrade *H4500*	*Helix Producer I* *Shiraz*	*Caesar* 2 ROV - Drill 1 Plencher (Plow/Trencher) 4 ROVs	*Well Enhancer* SEA Charter

Doubling Service Asset Base (see CAPEX details in Appendix)

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Oil & Gas H E L I X E N E R G Y S O L U T I O N S

Reserve Profile 2002 2003 2004 2005 2006 Helix 157 150 116 225 536 Remington 2004 2005 2006 2007 Helix 41 35 52 90 Remington 2002 2003 2004 2005 2006 Proved Developed 0.43 0.5 0.64 0.45 0.44 Proved Undeveloped 0.57 0.5 0.36 0.55 0.56 2002 2003 2004 2005 2006 Oil 0.46 0.5 0.54 0.4 0.41 Gas 0.54 0.5 0.46 0.6 0.59 Total Proven Reserves as of Year-End (Bcfe) Proved Reserves Annual Production (Bcfe) Proved Developed/PUD Ratio Estimate * Oil / Gas Reserves Mix * Estimates reflect mid-point of guidance range

Oil & Gas: Focus on Marginal Fields Mature Properties (Shallow Water) Mature Properties (Deepwater) H E L I X E N E R G Y S O L U T I O N S Marginal Development (Deepwater) Camelot Acquisition in North Sea : : : Phoenix Acquisition in Gulf of Mexico Drilling/Development of Noonan in Gulf of Mexico 'Marginal' : Fields/Prospects that are not material/significant to larger E&P Companies. Offers contracting opportunities over the course of a full cycle. Offers contracting opportunities over the course of a full cycle. Offers contracting opportunities over the course of a full cycle. Example

Strategy in Action: Mature Properties (Shallow Water) Camelot Field H E L I X E N E R G Y S O L U T I O N S Mature property no longer wanted by major operator Value will be unlocked by rejuvenation of existing production and tie back of nearby PUD reserves. Important first North Sea transaction.

Strategy in Action: Mature Properties (Deepwater) Phoenix Field Production facility on Typhoon Field destroyed during 2005 hurricane season. Field acquired and renamed Phoenix. Value will be unlocked by the use of a mobile production unit that should produce several fields sequentially over its lifetime. Upside from several satellite prospects that can be drilled with the Q4000. H E L I X E N E R G Y S O L U T I O N S

Strategy in Action: Deepwater Developments

Noonan Field



- Low risk, mid water drilling prospect generated in-house.
- Discovery of at least 100 Bcfe announced in February/07
- Field close to existing infrastructure and therefore can be developed cheaply and quickly.
- F&D cost < $2.00 Mcfe.
- First Production within 18 months of discovery.
- We have several similar prospects that can be 'Exploited' using our services group.

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HELIX ENERGY SOLUTIONS

H E L I X E N E R G Y S O L U T I O N S Bottom-up reserve risk assessment based on historical success rates. 5-7 year drilling inventory. Prospect Portfolio1 1 As acquired with Remington Oil & Gas. Based on July, 2006 Investor Presentation. 2 F & D cost of $2.50 / Mcfe used throughout. 3 Over $1 Billion of life of field services involved.

NOONAN 100% W.I. Exploration Report Card (since 7/1/06) West Cameron 342 100 % W.I. Eugene Island 391 60%W.I. S. Marsh Island 80 2 wells, 60% W.I. South Timbalier 145 75% W.I. Main Pass 211 50% W.I. 14 /16 Exploratory Wells Drilled Were Discoveries (7/06-3/07) Est. Discovered Reserves: >115 Bcfe Proven: >240 Bcfe 3P Est. Finding & Development Cost of: < $2.50 Mcfe Proved, < $1.50 Mcfe 3P East Cameron 157 60 % W.I. Eugene Island 302 60%W.I. Main Pass 232 50% W.I. Vermilion 162 60 % W.I. East Cameron 316 100 % W.I. East Cameron 339 2 wells, 100 % W.I. 17

H E L I X E N E R G Y S O L U T I O N S Financial Information

Consistent Top Line Growth 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 Contracting Services 63.9 93.9 139 128 110 164 240 259 300 500 936 1100 Oil & Gas 12.2 16.5 12.6 32.5 70.8 63.4 62.8 137.3 243 272 430 750 33% CAGR Revenues in Millions H E L I X E N E R G Y S O L U T I O N S * Estimates reflect mid-point of guidance range Estimate *

Bottom Line 2003 2004 2005 2006 2007 32.8 79.9 150 253 287 128 Net Income in Millions Range H E L I X E N E R G Y S O L U T I O N S Estimate * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. *

Significant Cash Generation 2003 2004 2005 2006 2007 Contracting Services 37 53 159 323 600 Oil & Gas 90 186 194 342 460 EBITDAX in Millions (see GAAP reconciliation at www.HelixESG.com) Estimate * * Estimates reflect mid-point of guidance range ** 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. **

2002 2003 2004 2005 2006 5 7 13 17 15 Return on Capital Invested 5 7 13 17 15 Percentage (see calculation at Company's website - www.HelixESG.com) H E L I X E N E R G Y S O L U T I O N S * 2006 results exclude the impact of the gain on sale in the Cal Dive IPO and estimated incremental overhead costs during the year. *

MARAD Other Long Term Debt Term B Facility (Amounts in Millions) 12/31/06 12/31/05 12/31/04 Net Debt To Book Capitalization 22% 40% 38% Convertible Notes H E L I X E N E R G Y S O L U T I O N S Cal Dive Revolver

($MM) Contracting Services 2007 Comments Drilling $60 Q4000 Upgrade, H4500 Study Production Facilities 120 Helix Producer I, Shiraz Construction 190 Caesar, ROVs, Plencher Well Operations 90 Well Enhancer Maintenance CAPEX 80 Total Contracting Services $540 Oil & Gas Exploration $200 Low Risk Shelf & Deepwater with Q4000 Development (PUD PDP) 260 300 Bcfe of PUDs Total Oil & Gas $460 Total 2007 CAPEX $1,000 2007 CAPEX Program

Helix Energy Solutions

Structure / Resources

HELIX ENERGY SOLUTIONS

- **Contracting Services**
  - **Reservoir & Well Tech Serv**
    - 160 + Engineers
  - **Drilling**
    - *Q4000*
    - *H4500*
  - **Production Facilities**
    - *Marco Polo 50%*
    - *Ind. Hub 20%*
    - *Gunnison*
    - *Helix Producer I*
    - *Shiraz*
  - **Construction**
    - **Cal Dive**
      - 4 DP DSVs
      - 4 Sat DSVs
      - 15 Diving Vessels
      - 3 Pipelay Vessels
    - **Deepwater Contracting**
      - *Intrepid*
      - *Express*
      - *Caesar*
      - 27 ROVs
      - 4 Trenchers
      - 4 ROVs & Plencher
  - **Well Operations**
    - *Q4000*
    - *Seawell*
    - *Well Enhancer*
    - SEA SIL
- **Oil & Gas Production**
  - 500 Bcfe +
  - 20 + Deep Prospects
  - 40 + Shelf Prospects
  - **Prospect Generation/ Exploration**
  - **Deepwater PUDs**
  - **Mature Properties**

Note: Planned/Potential asset additions in red

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Oil & Gas H E L I X E N E R G Y S O L U T I O N S

Helix Hedges - As Of March 31, 2007 H E L I X E N E R G Y S O L U T I O N S

Contracting Services H E L I X E N E R G Y S O L U T I O N S

Services - Reservoir and Well Technology

Transforming subsurface uncertainty into value

HELIX RDS

Helix RDS is a world class provider of reservoir and well technology services to the upstream oil and gas industry. The combination of our business scale, service scope, track record and independence make Helix RDS a unique service partner. This capability and experience continues to transform subsurface uncertainty into significant value for our clients around the globe.

- **CoreTeams™** - outsourced integrated reservoir management and well technology capabilities
- **OnDemand™** - consultancy services
- **Pulse™** - online analysis of upstream data
- **FaultFinder™** - high definition analysis of faulting
- **FlowDoctor™** - flow assurance service
- **LogDoctor™** - formation evaluation services
- **ProductionMentor™** - production optimization
- **PromotePartner™** service offered to oil and gas companies to help maximise the value of an asset through a promote, farm out or divestment process.
- **SandMentor™** - sand production analyzer
- **WellDoctor™** is our well integrity assurance service

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HELIX ENERGY SOLUTIONS

Casing/Riser Water Depth TD BML Hole Size 9 5/8" = 8500 ft 12000 ft 43/4" 13 3/8" = 6000 ft 14000 ft 6 / 8 1/2" 16" = 4000 ft 16000 ft 6 / 8 1/2" 13 5/8" surface BOP 13 5/8" Sub sea shut off and disconnect device Combination of proven surface BOP and slimhole D&C technology Modular packages Preserve multi-service capability Limit subsea equipment Subsea shutoff device only Niche deepwater application 2000 - 6000 ft + Normally pressured Shallow BML reservoir 12 - 16000 ft +/- Services - Drilling and Completion

Marco Polo TLP (50% interest) Located in 4,300 ft. in Green Canyon Block 608 Capacity: 120,000 Bopd 300 MMcfd Host facility for Marco Polo K2 K2 North (2005) Genghis Khan (2006) Independence Hub (20% interest) To be Located in 8,000 ft. in Mississippi Canyon Block 920 Capacity: 1000 MMcfd Host for 10 gas fields in Eastern Gulf of Mexico Mechanical completion occurred in Q1 and production expected early Q3. Services - Production Facilities

Technically diverse DP Fleet Reel Lay and S-Lay Specialized Assets Target Niche Markets Awarded $150 million contract for a project in Indian waters during Q4. Sat and Surface Diving Construction and abandonment Inspection, repair and maintenance Partial IPO of Cal Dive completed in Q4/06. Current 73% consolidated interest Work Class ROV Systems Trenching/Burial Expertise DP Vessels Global Operations Deepwater Construction Robotics Shelf Construction Services - Construction 33

Life of field services Recognized industry leader Alternative to drill rig 25% - 50% cost advantage Riser based technology Market growing rapidly with tree deployments Established position in largest world market Property sales to Independents SIL based technology Signed 4 year $250 MM well intervention contract with Shell for North Sea Announced construction of new well intervention vessel UK Market Seawell Q4000 Services - Well Operations US Market SEA Market SEATRAC Emerging well intervention market Acquired 58% interest in SEATRAC and renamed Well Ops SEA Own VDS and SIL based technology Subcontractor for 3-year Woodside well intervention program

Organic Growth Capital Projects (Services) -1

	Independence Hub Semi	Q4000 Drilling Upgrade	Caesar	Helix Producer I	Well Enhancer
					
Budget ($MM)	84	42	138	140	160
Est. Completion	Q1/2007	Q4/2007	Q4/2007	Q3/2008	4Q/2008
Comments	Mechanical completion occurred in Q1/07 Production expected to start by Q3/07	Drilling system to be added during scheduled dry docking in Q3/07	Vessel in Transit to COSCO yard in Shanghai for conversion	Initial conversion scheduled to be complete 4Q/07. Installation and hook-up of processing facilities on target for completion end 2Q/08	Contract with shipyard signed. Keel laying scheduled for Q4/07. Focus on riser system, coil tubing application and derrick

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Organic Growth Capital Projects (Services) -2

	H4500	Shiraz	Canyon		
			ROV Drill	Plow / Trencher	ROVs
					
Budget (US$MM)	29 – Ph 1 375-Complete	2 – Purchase	4	16	16
Est. Completion	Q2/2007 (Ph I)	Q1/2007	Q2/2007	Q1/2008	Q4/2007
Comments	Long lead items have been purchased. Detailed design and model testing completed. Firm prices from shipyards being solicited	50% interest in tanker secured and unit will be converted to an FPSO on an opportunistic basis.	Integration of ROV drilling packages ongoing for deepwater minerals project offshore Papua New Guinea	LOI for plow / trencher services executed. Expect contract during first half 2007 that would kick-off purchase of 2,000 HP plow/ trencher	Four new work class vehicles to be introduced this year

36

2007 Earnings Guidance Themes Contracting Services Introduction of Caesar in Q4 Pricing escalation, especially in the in deepwater and well intervention segments Avoidance of unplanned downtime for Q4000 and commencement of drilling program in 2H, after 75 day regulatory drydock Continuation of international expansion by Cal Dive Full year of contribution from Express, Kestrel, and Fraser Diving and SEATRAC acquisitions Further ramp up of tariff income from Marco Polo hub and start-up of contribution from Independence Hub

2007 Earnings Guidance Themes
Oil & Gas





- Production growth to at least 85 Bcfe mainly through PDNP and PUD conversion.
- The split of production volume between 1H/07 and 2H/07 is likely to be around 40%/60%.
- Commencement of production from first North Sea field-Camelot.
- Low risk shelf exploration program, targeting around 50 Bcfe of risked reserves.
- Two well, potential high impact deepwater drilling program.
  - ✓ Bishop
  - ✓ Balvenie (in Phoenix Area)

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HELIX ENERGY SOLUTIONS

2008 Growth Drivers


Caesar


Well Enhancer


Helix Producer I


Kestrel


Phoenix Basin


Independence Hub

- Full year of contribution from *Caesar*
- Introduction of *Well Enhancer* in Q4
- Introduction of *Helix Producer I* in Q3
- Further international expansion by Cal Dive
- Production growth to > 105 Bcfe with start up of Phoenix field in Q3, and Bass Lite in Q4
- First production from Noonan, Bishop? Upside?
- Full year of contribution from *Independence Hub*

39

HELIX ENERGY SOLUTIONS

2009 and Beyond


Well Enhancer
H4500
Phoenix Basin

- Full year of contribution from *Well Enhancer* and *Helix Producer I*.
- Introduction of *H4500* – next generation *Q4000* (subject to Board approval in 1H/07).
- Full year of production from Phoenix field should drive overall production to > 120 Bcfe.
- Deepwater drilling portfolio upside.

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HELIX ENERGY SOLUTIONS

Houston Aberdeen Houston Aberdeen Singapore Houston Dallas Aberdeen Houston Port Arthur New Iberia Lafayette Rotterdam London Aberdeen Kuala Lumpur Perth H E L I X E N E R G Y S O L U T I O N S We Are 'Exporting' Our Business Model